EXHIBIT 99.2

The depositor has purchased mortgage loans from IndyMac Bank, F.S.B. (“IndyMac Bank”) pursuant to a pooling and servicing agreement, dated as of December 1, 2006, among IndyMac Bank, as seller and servicer, the depositor and the trustee, and assigned to the trustee for the benefit of holders of the certificates the mortgage loans (the “Closing Date Mortgage Loans”). Pursuant to each subsequent transfer instrument, the trust acquired subsequent mortgage loans (the “Subsequent Mortgage Loans” and together with the Closing Date Mortgage Loans, the “Mortgage Loans”) to be included in the mortgage pool. The Mortgage Loans have an aggregate principal balance as of the subsequent cut-off date of approximately $159,997,433.

The Mortgage Loans consist of 78.66% adjustable-rate and 21.34% fixed-rate mortgage loans having aggregate principal balances as of the subsequent cut-off date of approximately $125,850,711 and $34,146,722, respectively, after application of scheduled payments due on or before the cut-off date whether or not received and application of all unscheduled payments of principal received prior to the subsequent cut-off date, and subject to a permitted variance of plus or minus 5%. Approximately 89.98% of the Mortgage Loans that are adjustable-rate mortgage loans will adjust monthly after their initial adjustment date based on a One-Year MTA index. Approximately 10.02% of the Mortgage Loans that are adjustable-rate mortgage loans will adjust every six months after their initial adjustment date based on a 6-month LIBOR index. The Mortgage Loans have the additional characteristics set forth in Annex II below as of the subsequent cut-off date (the sum in any column may not equal the total indicated due to rounding).

Annex II

Closing date Mortgage Loans And Subsequent Mortgage Loans

CURRENT PRINCIPAL BALANCE

(Mortgage Loans) 1

Range of Current Mortgage Loan Principal Balance ($)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding ($)	Percentage of Aggregate Principal Balance of Mortgage Loans (%)	Average Current Principal Balance	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Weighted Average Current LTV Ratio
0.01 - 25,000.00	13	258,649.19	0.16	19,896.09	7.420	722	81.87
25,000.01 - 50,000.00	101	3,907,835.60	2.44	38,691.44	8.168	721	84.67
50,000.01 - 75,000.00	95	5,967,761.09	3.73	62,818.54	7.557	722	86.28
75,000.01 - 100,000.00	95	8,250,330.19	5.16	86,845.58	7.863	726	86.33
100,000.01 - 200,000.00	268	39,015,037.78	24.38	145,578.50	7.526	729	85.43
200,000.01 - 300,000.00	124	30,718,048.79	19.20	247,726.20	7.439	726	85.55
300,000.01 - 400,000.00	68	23,764,573.08	14.85	349,479.02	7.326	726	85.40
400,000.01 - 500,000.00	34	15,393,102.44	9.62	452,738.31	7.006	732	81.91
500,000.01 - 600,000.00	24	13,386,530.54	8.37	557,772.11	7.000	723	79.54
600,000.01 - 700,000.00	13	8,403,265.00	5.25	646,405.00	6.515	709	76.16
700,000.01 - 800,000.00	1	742,000.00	0.46	742,000.00	5.875	692	70.00
800,000.01 - 900,000.00	1	805,000.00	0.50	805,000.00	5.875	760	70.00
900,000.01 - 1,000,000.00	3	2,880,000.00	1.80	960,000.00	5.535	787	69.02
1,000,000.01 and greater	5	6,505,300.00	4.07	1,301,060.00	6.729	738	71.61
Total	845	159,997,433.70	100.00	189,346.08	7.282	727	83.18

_________________
1 The values in all tables in this Annex II are calculated as of December 1, 2006 for the Closing Date Mortgage Loans and as of January 1, 2007 for the Subsequent Mortgage Loan (together, the “Cut-off Dates”).

As of the Cut-off Dates, the average current principal balance of the Mortgage Loans was approximately $189,346.08.

MORTGAGE LOAN TYPE

(Mortgage Loans)

Mortgage Loan Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding ($)	Percentage of Aggregate Principal Balance of Mortgage Loans (%)	Average Current Principal Balance	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Weighted Average Current LTV Ratio
1 Year MTA 5 Year Balloon	215	34,242,018.12	21.40	159,265.20	6.483	723	84.79
1 Year MTA 5 Year Balloon IO	354	79,002,765.33	49.38	223,171.65	6.294	728	83.09
6 Month LIBOR 5 Year Balloon	38	3,555,870.26	2.22	93,575.53	9.663	730	85.94
6 Month LIBOR 5 Year Balloon IO	56	9,050,057.87	5.66	161,608.18	9.512	716	82.92
Fixed 2Year Balloon	70	9,232,174.64	5.77	131,888.21	9.401	736	84.10
Fixed 2 Year Balloon IO	112	24,914,547.48	15.57	222,451.32	9.581	733	80.60
Total	845	159,997,433.70	100.00	189,346.08	7.282	727	83.18

MORTGAGE RATE

(Mortgage Loans)

Current Gross Mortgage Rate (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding ($)	Percentage of Aggregate Principal Balance of Mortgage Loans (%)	Average Current Principal Balance	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Weighted Average Current LTV Ratio
3.000-3.999	3	696,214.65	0.44	232,071.55	3.875	739	76.87
4.000-4.999	21	6,202,660.45	3.88	295,364.78	4.838	742	79.16
5.000-5.999	192	47,572,748.00	29.73	247,774.73	5.862	728	77.75
6.000-6.999	333	56,218,837.74	35.14	168,825.34	6.789	724	88.85
7.000-7.999	12	1,667,547.95	1.04	138,962.33	7.294	693	78.56
8.000-8.999	58	12,433,951.06	7.77	214,378.47	8.574	737	76.56
9.000-9.999	106	19,549,109.87	12.22	184,425.56	9.433	729	82.40
10.000-10.999	85	10,697,460.45	6.69	125,852.48	10.358	730	87.54
11.000-11.999	28	4,036,223.45	2.52	144,150.84	11.435	719	88.18
12.000-12.999	6	769,849.04	0.48	128,308.17	12.582	711	90.00
13.000-13.999	1	152,831.04	0.10	152,831.04	13.250	656	89.90
Total	845	159,997,433.70	100.00	189,346.08	7.282	727	83.18

As of the Cut-off Dates, the lowest mortgage rate of the Mortgage Loans was 3.875%, the highest mortgage rate of the Mortgage Loans was 13.250% and the weighted average mortgage rate of the Mortgage Loans was approximately 7.282%.

FICO SCORE

(Mortgage Loans)

FICO Score	Number of Mortgage Loans	Aggregate Principal Balance Outstanding ($)	Percentage of Aggregate Principal Balance of Mortgage Loans (%)	Average Current Principal Balance	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Weighted Average Current LTV Ratio
620 - 639	1	28,000.00	0.02	28,000.00	8.875	636	80.00
640 - 659	16	2,420,525.98	1.51	151,282.87	8.514	652	84.54
660 - 679	72	11,351,463.37	7.09	157,659.21	7.263	672	85.36
680 - 699	165	32,480,417.50	20.30	196,851.02	7.317	689	83.68
700 - 719	165	31,729,363.82	19.83	192,299.17	7.262	708	84.29
720 - 739	113	21,939,810.34	13.71	194,157.61	7.002	729	82.58
740 - 759	105	17,249,892.72	10.78	164,284.69	7.521	749	84.56
760 - 779	107	22,568,438.18	14.11	210,919.98	7.168	769	81.10
780 - 799	75	15,098,910.76	9.44	201,318.81	7.405	788	79.77
800 - 819	26	5,130,611.03	3.21	197,331.19	7.177	806	84.70
Total	845	159,997,433.70	100.00	189,346.08	7.282	727	83.18

As of the Cut-off Dates, the weighted average FICO score of the Mortgage Loans was approximately 727.

ORIGINAL BALLOON TERM

(Mortgage Loans)

Original Balloon Term (months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding ($)	Percentage of Aggregate Principal Balance of Mortgage Loans (%)	Average Current Principal Balance	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Weighted Average Current LTV Ratio
24	182	34,146,722.12	21.34	187,619.35	9.532	734	81.54
60	663	125,850,711.58	78.66	189,820.08	6.672	726	83.62
Total	845	159,997,433.70	100.00	189,346.08	7.282	727	83.18

As of the Cut-off Dates, the weighted average original balloon term of the Mortgage Loans was approximately 52 months.

REMAINING BALLOON TERM

(Mortgage Loans)

Range of Remaining Balloon Term (months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding ($)	Percentage of Aggregate Principal Balance of Mortgage Loans (%)	Average Current Principal Balance	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Weighted Average Current LTV Ratio
13-24	182	34,146,722.12	21.34	187,619.35	9.532	734	81.54
49-60	663	125,850,711.58	78.66	189,820.08	6.672	726	83.62
Total	845	159,997,433.70	100.00	189,346.08	7.282	727	83.18

As of the Cut-off Dates, the weighted average remaining balloon term of the Mortgage Loans was approximately 52 months.

ORIGINAL LOAN-TO-VALUE RATIOS

(Mortgage Loans)

Original Loan-to-value Ratios (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding ($)	Percentage of Aggregate Principal Balance of Mortgage Loans (%)	Average Current Principal Balance	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Weighted Average Current LTV Ratio
0.01 - 40.00	6	440,891.22	0.28	73,481.87	7.963	778	32.51
40.01 - 45.00	1	58,000.00	0.04	58,000.00	8.250	712	43.61
45.01 - 50.00	6	768,437.76	0.48	128,072.96	6.132	757	46.51
50.01 - 55.00	3	461,000.00	0.29	153,666.67	7.759	725	51.41
55.01 - 60.00	7	1,239,874.34	0.77	177,124.91	7.499	744	57.52
60.01 - 65.00	5	2,526,962.50	1.58	505,392.50	6.036	737	63.61
65.01 - 70.00	28	11,162,273.29	6.98	398,652.62	6.724	736	69.53
70.01 - 75.00	22	6,680,268.53	4.18	303,648.57	7.284	744	74.25
75.01 - 80.00	192	47,054,975.67	29.41	245,078.00	6.854	727	79.46
80.01 - 85.00	31	11,696,782.79	7.31	377,315.57	6.984	729	84.62
85.01 - 90.00	544	77,907,967.60	48.69	143,213.18	7.706	724	89.83
Total	845	159,997,433.70	100.00	189,346.08	7.282	727	83.18

As of the Cut-off Dates, the weighted average original loan-to-value ratio of the Mortgage Loans was approximately 83.26%.

LOAN PURPOSE

(Mortgage Loans)

Loan Purpose	Number of Mortgage Loans	Aggregate Principal Balance Outstanding ($)	Percentage of Aggregate Principal Balance of Mortgage Loans (%)	Average Current Principal Balance	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Weighted Average Current LTV Ratio
Purchase	842	159,541,433.70	99.71	189,479.14	7.283	727	83.23
Rate/Term Refinance	3	456,000.00	0.29	152,000.00	6.848	726	62.98
Total	845	159,997,433.70	100.00	189,346.08	7.282	727	83.18

STATE

(Mortgage Loans)

State	Number of Mortgage Loans	Aggregate Principal Balance Outstanding ($)	Percentage of Aggregate Principal Balance of Mortgage Loans (%)	Average Current Principal Balance	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Weighted Average Current LTV Ratio
California	221	58,524,643.92	36.58	264,817.39	6.914	726	81.02
Florida	66	11,545,559.83	7.22	174,932.72	7.365	722	84.69
Washington	66	10,392,811.71	6.50	157,466.84	8.150	732	86.65
Utah	41	8,073,962.37	5.05	196,925.91	7.448	726	82.80
Arizona	36	7,785,827.89	4.87	216,273.00	7.206	726	85.43
Hawaii	21	7,652,013.10	4.78	364,381.58	7.044	733	77.00
Texas	65	7,357,159.76	4.60	113,187.07	7.239	714	87.71
Colorado	47	7,051,802.14	4.41	150,038.34	7.598	740	85.19
Idaho	20	3,493,039.03	2.18	174,651.95	7.796	731	83.44
Nevada	12	3,402,034.09	2.13	283,502.84	7.098	719	76.82
New Mexico	20	3,259,720.85	2.04	162,986.04	6.918	744	86.72
Illinois	15	2,973,040.00	1.86	198,202.67	8.166	730	84.87
North Carolina	24	2,812,498.86	1.76	117,187.45	8.415	716	86.29
Oregon	14	2,763,854.64	1.73	197,418.19	7.285	737	85.25
Georgia	20	2,757,350.10	1.72	137,867.51	8.351	712	88.37
Connecticut	11	2,355,406.57	1.47	214,127.87	6.566	719	85.87
Montana	10	1,854,092.26	1.16	185,409.23	8.275	768	84.24
Virginia	12	1,696,092.34	1.06	141,341.03	8.308	712	87.82
New York	14	1,682,818.43	1.05	120,201.32	6.639	715	77.79
South Carolina	12	1,533,034.58	0.96	127,752.88	7.161	705	89.99
Maryland	7	1,445,879.92	0.90	206,554.27	6.988	754	87.69
Massachusetts	8	1,438,544.79	0.90	179,818.10	6.433	719	87.93
Other	83	8,146,246.52	5.09	98,147.55	7.650	736	83.46
Total:	845	159,997,433.70	100.00	189,346.08	7.282	727	83.18

REMAINING AMORTIZATION TERM

(Mortgage Loans)

Remaining Amortization Term (months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding ($)	Percentage of Aggregate Principal Balance of Mortgage Loans (%)	Average Current Principal Balance	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Weighted Average Current LTV Ratio
Interest Only	522	112,967,370.68	70.61	216,412.59	7.276	728	82.53
349-360	323	47,030,063.02	29.39	145,603.91	7.296	726	84.74
Total	845	159,997,433.70	100.00	189,346.08	7.282	727	83.18

As of the Cut-off Dates, the weighted average remaining amortization term of the Mortgage Loans was approximately 359 months.

INITIAL PERIODIC RATE CAP

(MORTGAGE LOANS)

Initial Periodic Rate Cap (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding ($)	Percentage of Aggregate Principal Balance of Mortgage Loans (%)	Average Current Principal Balance	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Weighted Average Current LTV Ratio
Fixed-Rate	182	34,146,722.12	21.34	187,619.35	9.532	734	81.54
1.000	94	12,605,928.13	7.88	134,105.62	9.555	720	83.77
5.000	569	113,244,783.45	70.78	199,024.22	6.351	726	83.60
Total	845	159,997,433.70	100.00	189,346.08	7.282	727	83.18

As of the Cut-off Dates, the weighted average initial periodic rate cap of the Mortgage Loans that are adjustable rate mortgage loans was approximately 4.599%.

SUBSEQUENT PERIODIC RATE CAP

(Mortgage Loans)

Subsequent Periodic Rate Cap (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding ($)	Percentage of Aggregate Principal Balance of Mortgage Loans (%)	Average Current Principal Balance	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Weighted Average Current LTV Ratio
Fixed-Rate	182	34,146,722.12	21.34	187,619.35	9.532	734	81.54
1.000	663	125,850,711.58	78.66	189,820.08	6.672	726	83.62
Total	845	159,997,433.70	100.00	189,346.08	7.282	727	83.18

As of the Cut-off Dates, the weighted average subsequent periodic rate cap of the Mortgage Loans that are adjustable rate mortgage loans was approximately 1.000%.

MAXIMUM MORTGAGE RATE

(Mortgage Loans)

Maximum Mortgage Rate (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding ($)	Percentage of Aggregate Principal Balance of Mortgage Loans (%)	Average Current Principal Balance	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Weighted Average Current LTV Ratio
Fixed-Rate	182	34,146,722.12	21.34	187,619.35	9.532	734	81.54
9.000-9.999	3	696,214.65	0.44	232,071.55	3.875	739	76.87
10.000-10.999	21	6,202,660.45	3.88	295,364.78	4.838	742	79.16
11.000-11.999	196	48,170,018.79	30.11	245,765.40	5.905	728	77.82
12.000-12.999	333	56,024,235.07	35.02	168,240.95	6.825	723	88.97
13.000-13.999	8	715,398.01	0.45	89,424.75	7.368	692	89.99
14.000-14.999	16	2,080,212.15	1.30	130,013.26	8.777	716	81.11
15.000-15.999	44	7,572,501.38	4.73	172,102.30	9.395	721	81.67
16.000-16.999	42	4,389,471.08	2.74	104,511.22	10.347	723	89.82
Total	845	159,997,433.70	100.00	189,346.08	7.282	727	83.18

As of the Cut-off Dates, the weighted average maximum mortgage rate of the Mortgage Loans that are adjustable rate mortgage loans was approximately 12.640%.

MINIMUM MORTGAGE RATE

(Mortgage Loans)

Minimum Mortgage Rate (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding ($)	Percentage of Aggregate Principal Balance of Mortgage Loans (%)	Average Current Principal Balance	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Weighted Average Current LTV Ratio
Fixed-Rate	182	34,146,722.12	21.34	187,619.35	9.532	734	81.54
3.000-3.999	41	4,758,825.76	2.97	116,068.92	8.221	734	70.89
4.000-4.999	201	50,877,922.66	31.80	253,123.99	6.331	729	78.72
5.000-5.999	383	62,326,771.70	38.95	162,733.09	6.789	724	88.10
6.000-6.999	12	3,144,814.63	1.97	262,067.89	7.028	719	84.66
7.000-7.999	22	4,036,292.90	2.52	183,467.86	6.931	709	89.38
8.000-8.999	3	512,910.00	0.32	170,970.00	7.587	663	89.98
9.000-9.999	1	193,173.93	0.12	193,173.93	6.875	646	89.85
Total	845	159,997,433.70	100.00	189,346.08	7.282	727	83.18

As of the Cut-off Dates, the weighted average minimum mortgage rate of the Mortgage Loans that are adjustable rate mortgage loans was approximately 4.963%.

NEXT RATE ADJUSTMENT DATE

(Mortgage Loans)

Next Rate Adjustment Date	Number of Mortgage Loans	Aggregate Principal Balance Outstanding ($)	Percentage of Aggregate Principal Balance of Mortgage Loans (%)	Average Current Principal Balance	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Weighted Average Current LTV Ratio
Fixed-Rate	182	34,146,722.12	21.34	187,619.35	9.532	734	81.54
January 2007	99	21,942,057.18	13.71	221,636.94	6.450	729	83.47
February 2007	173	31,966,317.03	19.98	184,776.40	6.453	724	84.50
March 2007	136	28,904,641.24	18.07	212,534.13	6.273	725	81.87
April 2007	149	26,385,698.92	16.49	177,085.23	6.463	727	84.54
May 2007	49	8,400,723.21	5.25	171,443.33	7.323	726	84.04
June 2007	28	3,012,137.00	1.88	107,576.32	9.574	724	85.66
July 2007	27	5,107,737.00	3.19	189,175.44	9.449	721	81.82
August 2007	2	131,400.00	0.08	65,700.00	10.250	710	90.00
Total	845	159,997,433.70	100.00	189,346.08	7.282	727	83.18

As of the Cut-off Dates, the non-zero weighted average number of months to the next adjustment date for the Mortgage Loans was approximately 2 months.

MARGIN RATE

(Mortgage Loans)

Range of Margin Rate (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding ($)	Percentage of Aggregate Principal Balance of Mortgage Loans (%)	Average Current Principal Balance	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Weighted Average Current LTV Ratio
Fixed-Rate	182	34,146,722.12	21.34	187,619.35	9.532	734	81.54
3.000-3.999	41	4,758,825.76	2.97	116,068.92	8.221	734	70.89
4.000-4.999	201	50,877,922.66	31.80	253,123.99	6.331	729	78.72
5.000-5.999	383	62,326,771.70	38.95	162,733.09	6.789	724	88.10
6.000-6.999	12	3,144,814.63	1.97	262,067.89	7.028	719	84.66
7.000-7.999	22	4,036,292.90	2.52	183,467.86	6.931	709	89.38
8.000-8.999	3	512,910.00	0.32	170,970.00	7.587	663	89.98
9.000-9.999	1	193,173.93	0.12	193,173.93	6.875	646	89.85
Total	845	159,997,433.70	100.00	189,346.08	7.282	727	83.18

As of the Cut-off Dates, the weighted average margin rate for the Mortgage Loans was approximately 4.963%.

PREPAYMENT PENALTY

(Mortgage Loans)

Prepayment Penalty	Number of Mortgage Loans	Aggregate Principal Balance Outstanding ($)	Percentage of Aggregate Principal Balance of Mortgage Loans (%)	Average Current Principal Balance	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Weighted Average Current LTV Ratio
None	499	98,174,714.34	61.36	196,742.91	7.673	729	82.88
1.000	8	976,362.52	0.61	122,045.32	7.488	732	86.89
2.000	4	876,838.67	0.55	219,209.67	8.752	700	89.98
3.000	334	59,969,518.17	37.48	179,549.46	6.618	726	83.51
Total	845	159,997,433.70	100.00	189,346.08	7.282	727	83.18